UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

June 21, 2013

Date of Report (Date of Earliest Event Reported)

SUNVAULT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-181040	27-4198202
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

345 Murray Farm Drive Fairview, TX	75069
(Address of principal executive offices)	(Zip Code)

778-484-5159

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01 – OTHER ITEMS

We are currently focusing our operations in the energy industry.  We provide renewables integration into energy production, energy delivery and energy consumption.  We are developing a small appliance anticipated to be one third of the cost of conventional solar/battery systems of similar performance.  The system will consist of an active energy material capable of storing and creating energy simultaneously at the molecular level, dramatically reducing electronics and assembly/installation labor.

We provide systems that focus on:

•

Cost-effectively equipping utilities with a cost-effective alternative to gas-fired turbines capable of ensuring power quality and quantity while simultaneously deferring capital investment in both generation and distribution assets.

•

Supporting commercial business with the ability to reduce monthly electricity bills while eliminating rolling blackouts, brownouts and utility failures that negatively impact the ability to generate revenue.

•

Empowering the Homeowner with the ability to eliminate the monthly electricity bill via an appliance thereby redefining the way energy is generated managed and seamlessly consumed or sold, going forward.

•

Meeting the needs at the bottom of the pyramid with next-generation energy and economic development systems capable of helping eradicate poverty and educating the masses.

Our market opportunities will be in the following areas:

•

Military – cost-effective, energy security - fixed or rapid deployment

•

Industrial – increased revenue dollars per acre on new and existing solar parks with lowest-cost above or below ground energy storage.

•

Commercial – the vertical appliance integration maximizes solar exposure and return on investment on cluttered rooftops

•

Residential

i.

Dramatically enhances the aesthetic appeal of conventional solar thereby generating  greater home owner association acceptance.

ii.

Enables the ability to automatically buy electricity at night when it is cheap and use it during the day when it is expensive

iii.

Replace gas-fired backup generators with entire house or dedicated circuit protection

•

Electronic Device (laptop, smartphone, LED lighting, etc)

i.

Seamless outdoor lifestyle integration – next generation aesthetics

ii.

Backyard sheds.  No power.  No problem

Our primary operating structure anticipates both demand fulfillment and demand generation.

•

Demand fulfillment

i.

Inbound logistics include call-off to suppliers, materials handling, warehousing and inventory control.

ii.

Operations include conversion, assembly, packaging and maintenance.

iii.

Outbound logistics include warehousing, order processing, picking, shipment and delivery

•

Demand Generation

i.

Marketing and sales includes channels to market, product, pricing, advertising and promotion, distribution, customer value, cost to consumer, convenience, communication and sales force effectiveness

ii.

Service includes installation, repair and training

We also provide the following support activities:

•

Procurement includes purchasing raw material, supplies, fixed assets

•

Technological development includes process design, product design and research and development

•

Human Resources includes recruiting, hiring, training, developing and compensating all personnel

•

Infrastructure includes general management, finance, accounting and IT

Our target segments are as follows:

•

Renewable developers and owners with an estimated target market of $100,000,000,000

i.

Ramp control

ii.

Curtailment mitigation

iii.

Firming/shaping

iv.

Interconnection compliance

v.

Grid services

•

Transmission & Distribution providers with an estimated target market of $2,000,000,000,000

i.

T&D deferral

ii.

Voltage support

iii.

Power quality

iv.

Grid reliability enhancement

•

Ancillary service providers with an estimated target market of $9,000,000,000

i.

Frequency regulation

ii.

Voltage regulation

iii.

Response services

•

End Users with an estimated target market of $500,000,000,000

i.

Arbitrage

ii.

Power reliability

iii.

Power quality

iv.

LED lighting integration

•

Homeland Security & Defense with an estimated target market of $25,000,000,000

i.

Off-grid

ii.

Mission critical support

iii.

Diesel gen set optimization

•

Bottom of the Pyramid with an estimated target market of $60,000,000,000

i.

Off-grid villages

ii.

Gen Set Optimization

iii.

Micro-Franchise charging

Sources:

•Energy Storage Market 2012

•Utility Energy Markets Worldwide

•Sandia : Energy Markets and Benefits 2010

•Battery Market for Military Applications

•Pike Research – energy storage world market

•http://www.energytribune.com/75755/theres-now-roughly-282-gigawatts-of-solar-power#sthash.ZFk4i0nP.dpbs

•http://energy.sandia.gov/wp/wp-content/gallery/uploads/TransandDistDeferment.pdf

•http://technews.tmcnet.com/news/2013/05/25/7160965

Our paths to market include, but are not limited to:

•

Global Electric Utilities

i.

Existing boots-on-the-ground install network

ii.

Flagship branded or private-label solution provider

•

Department of Defense and Homeland Security

i.

Off-grid/mission critical

•

Renewable Developers

i.

New & existing installations

ii.

Utility customers

iii.

Home/Business owners

•

Humanitarian Aid

i.

Existing distribution network to access the 1.6 billion people living without electricity

To date, we have worked towards:

•

technology optimization in the areas of energy density, conversion efficiency and storage time

•

pilot demonstration development relating to aesthetic solar inks and underground energy storage

•

developing a multi-generation technology/product roadmap that include macro and micro lifestyle integration options

•

business development relating to our recent public listing, manufacturing and product distribution options

•

Legal support including IP portfolio expansion, freedom-to-operate navigation

Recent Press Releases

On June 21, 2013, we issued a press release announcing that shares of its common stock are expected to commence trading on June 28, 2013 under the symbol SVLT.  The release is furnished as Exhibit 99.1 hereto. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

On June 25, 2013, we issued a press release announcing executives plan to capitalize on 40 tears of global networking and battery commercialization experience.  The release is furnished as Exhibit 99.2 hereto. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01. Financial Statements and Exhibits.

(a) None.

(b) None.

(c) None.

(d) Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release dated June 21, 2013, announcing that shares of its common stock are expected to commence trading on June 28, 2013 under the symbol SVLT.

Exhibit 99.2	Press Release dated June 25, 2013, announcing executives plan to capitalize on 40 years of global networking and battery commercialization experience.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July12, 2013	SUNVAULT ENERGY, INC.

	By:	/s/ John Crawford
John Crawford
Chief Executive Officer